SEI INSTITUTIONAL MANAGED TRUST

Core Fixed Income Fund
(the "Fund")

Supplement Dated July 1, 2019
to the Class F Shares Prospectus, Class I Shares Prospectus and Class Y Shares Prospectus,
each dated January 31, 2019, as amended on April 1, 2019, April 4, 2019 and June 27, 2019
(the "Prospectuses") and Statement of Additional Information, dated January 31, 2019, as amended on April 4, 2019 and June 27, 2019 ("SAI")

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

Effective immediately, all references to "Logan Circle Partners, L.P." are hereby deleted and replaced with "MetLife Investment Management, LLC" and all abbreviations for "Logan Circle" are hereby deleted and replaced with "MetLife" in the appropriate alphabetical order thereof.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1228 (7/19)